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                                                                 EXHIBIT 24

                POWER OF ATTORNEY WITH RESPECT TO REGISTRATION
                                 STATEMENTS OF
                          FORD MOTOR CREDIT COMPANY
         COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED
                 DEBENTURES, NOTES SOLD THROUGH SALES AGENTS,
           NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM,
           NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PLAN AND
                   SECURITIES BACKED BY COMPANY RECEIVABLES


        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint W. E. Odom, Edsel B. Ford II, K. J. Coates, J. D. Bringard, H. D. Smith, W. O. Staehlin, R. P. Conrad and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized at a meeting of the Board of Directors of FORD MOTOR CREDIT COMPANY held on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993 including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.


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        IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 27th day of September, 1995.


/s/ John G. Clissold                     /s/ William E. Odom
_____________________                    ______________________
(J. G. Clissold)                         (William E. Odom)


/s/ K.J. Coates                          /s/ Gregory C. Smith
_____________________                    _____________________
(Kenneth J. Coates)                      (Gregory C. Smith)


/s/ Edsel B. Ford II                     /s/ Robert D. Warner
_____________________                    ______________________
(Edsel B. Ford II)                       (Robert D. Warner)


/s/ David N. McCammon                    /s/ Kenneth Whipple
_____________________                    ______________________
(David N. McCammon)                      (Kenneth Whipple)


                     /s/ Terrence F. Marrs
                     _____________________
                     (Terrence F. Marrs)